UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Aralez Pharmaceutical Inc.’s (the “Company”) Annual Meeting of Shareholders (the “Annual Meeting”) was held at the offices of Stikeman Elliott LLP, 5300 Commerce Court West, 199 Bay Street, Toronto, Ontario, Canada M5L 1B9, on Thursday, June 16, 2016.  At the Annual Meeting, the following matters were submitted to a vote of shareholders:

•                  The election of eight (8) directors to serve until the next annual meeting of shareholders or until their successors are elected;

•                  The ratification of the appointment of Ernst & Young LLP (“E&Y”), an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2016; and

•                  The non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers as disclosed in the Company’s proxy statement dated May 6, 2016.

At the close of business on May 3, 2016, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 64,019,851 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting.  The holders of 49,371,169 shares of the Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the directors were elected, and all other proposals submitted to stockholders were approved.

Proposal 1.  Election of Directors

The vote with respect to the election of the directors was as follows:

	For	Withheld	Broker Non-Votes
Adrian Adams	36,924,816	640,613	11,805,740
Jason M. Aryeh	34,724,222	2,841,207	11,805,740
Neal F. Fowler	34,912,811	2,652,618	11,805,740
Rob Harris	36,728,124	837,305	11,805,740
Arthur S. Kirsch	36,864,255	701,174	11,805,740
Kenneth B. Lee, Jr.	34,432,470	3,132,959	11,805,740
Seth A. Rudnick, M.D.	34,916,599	2,648,830	11,805,740
F. Martin Thrasher	37,299,273	266,156	11,805,740

Proposal 2.  Appointment of Auditors

The vote with respect to the approval of the appointment of E&Y, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2016 was as follows:

For	Withheld
48,930,441	440,728

Proposal 3.  Non-Binding Say-on-Pay Vote

The vote with respect to the non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers as disclosed in the Company’s proxy statement dated May 6, 2016 was as follows:

For	Against	Abstain	Broker Non- Votes
24,695,883	12,339,643	529,902	11,805,741

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

3